Exhibit 99.1

FOR IMMEDIATE RELEASE                           Contact: Claire M. Chadwick, CFO
                                                         973-669-7366, ext. 267

                    PENNFED FINANCIAL SERVICES, INC. REPORTS
                    ----------------------------------------
                            FISCAL YEAR END EARNINGS
                            ------------------------
                      RESULTS INCLUDE NON-RECURRING CHARGE

     WEST ORANGE, NJ, July 28, 2004 - PennFed Financial Services, Inc. (NASDQ:PFSB), the $1.9 billion holding company for New Jersey-based Penn Federal Savings Bank, announced earnings for the fourth quarter ended June 30, 2004. Adjusting for a non-recurring charge associated with an environmental liability, earnings for the June 2004 quarter would have been 43 cents per diluted share. Actual reported earnings for the current quarter, including the non-recurring charge, were 40 cents per diluted share. Earnings for the quarter ended June 30, 2003 included a non-recurring charge associated with the refinance of trust preferred securities. Excluding this charge in the June 2003 quarter, earnings would have been 48 cents per diluted share. Actual reported earnings for the June 2003 quarter, including the non-recurring charge, were 34 cents per diluted share.

     Certain information provided in this press release excludes non-recurring expenses which management believes should be excluded in order to have a clear understanding of the Company's financial results. These items, which are included in the financial results prepared in accordance with Accounting Principles Generally Accepted in the United States of America (GAAP) but which are excluded from adjusted results, are described in the reconciliation tables following this press release.

     As disclosed in prior year Form 10-Ks and in accordance with a New Jersey


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


PennFed 4Q-2004
Page 2

Department of Environmental Protection directive, the Bank is involved with ExxonMobil in the development and implementation of a remedial action work plan for environmental contamination at a branch site. Based upon the results of recent testing conducted at the site, it appears that some degree of active ground water remediation will more likely be required at the site than natural remediation. The ExxonMobil cost estimate for active ground water remediation is $595,000 and is to be shared 50% by ExxonMobil and 50% by the Bank under a cost sharing arrangement. The Company has, therefore, recognized a non-recurring expense of $298,000, or $0.03 per share net of income taxes, to cover the environmental remediation liability.

     As shown on the attached schedules, for the year ended June 30, 2004, earnings adjusted for the previously mentioned non-recurring charge were $1.70 per diluted share compared to $1.97 of adjusted earnings for the prior fiscal year.

     Commenting on fiscal year 2004 results, Joseph L. LaMonica, President and Chief Executive Officer of PennFed, noted that "the effects of the low interest rate environment, increased expense from ESOP accounting rules as well as the significantly reduced dividends on our required holdings of Federal Home Loan Bank of New York stock, all contributed to a challenging year."

     At June 30, 2004, assets totaled $1.902 billion, representing a 5% increase from June 30, 2003. Despite significant loan prepayments during fiscal year 2004, loans increased 5% as loan origination levels remained strong. Additionally, loan sales were reduced in the second half of fiscal 2004 until the excess cash from prepayments was utilized. As a result, gains on sales of loans were only $759,000 in fiscal year 2004 compared to $1.9 million in fiscal 2003, and were only $5,000 for the quarter ended June 30, 2004 compared to $571,000 for the same prior year quarter. Subsequent to


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


PennFed 4Q-2004
Page 3

the end of the fiscal year, the Company returned to its loan sale strategy as a means of managing interest rate risk.

     During the current fiscal year the Bank expanded its retail franchise by opening three new branches. In September 2003, the Company opened its 22nd branch - located in the Ironbound section of Newark. Deposits at this branch total over $18 million. In February 2004, our 23rd branch was opened in Union, New Jersey, where deposits now total over $14 million. Finally, in June 2004, our newest branch was opened - a full-service branch located in West Caldwell. Although opened less than two months ago, deposits at this branch already total over $10 million. "It is encouraging to note that these branches have performed so well in such a short period of time", stated LaMonica.

     Service charges and other non-interest income showed a decline for the year ended June 30, 2004, when compared to the prior year. Fee income associated with loan prepayments and modifications during fiscal year 2004 reflected a significant decrease when compared to the prior year.

     "Our reputation as a low-risk, low-cost provider of financial services continues to be validated," LaMonica remarked. Non-performing assets of $2.2 million represented just 0.11% of total assets at June 30, 2004. With respect to expenses, after adjusting for the non-recurring charges, the Company's non-interest expense ratio was 1.39% for fiscal 2004.

     For the year ended June 30, 2004, the Company recorded compensation expense related to the Employee Stock Ownership Plan (ESOP) of $4.0 million compared to $3.1 million for the year ended June 30, 2003. The majority of the ESOP expense represents a non-cash valuation adjustment to reflect the value of PennFed


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


PennFed 4Q-2004
Page 4

stock. After June 30, 2004, when the ESOP shares became fully allocated, the Company has ceased recognizing compensation expense related to the ESOP. Modifications to the Bank's existing benefit plans after June 30, 2004 are expected to cost less than 25% of the fiscal 2004 expense level of the ESOP.

     During fiscal 2004, the Company repurchased 396,100 shares of its outstanding stock at prices ranging from $27.68 to $36.06, for a total cost of $12.9 million. PennFed continues to employ stock repurchases as a means of utilizing capital.

     PennFed stockholders of record as of August 13, 2004 will be paid a cash dividend of $0.10 per share on August 27, 2004. The Company's dividend policy will continue to be reviewed on a regular basis.

     Penn Federal Savings Bank maintains 24 New Jersey branch offices. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

     This release contains forward-looking statements that are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to certain risks and uncertainties, including, among other things, changes in economic conditions in the Company's market area, changes in policies by regulatory agencies, fluctuations in interest rates and demand for loans in the Company's market area, the relationship of short- term interest rates to long-term interest rates, competition and terrorist acts that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above, as well as other factors, could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

                                       ###

                           NOTE: SEE FINANCIAL TABLES


                                            PennFed Financial Services, Inc.
                                    (Holding Company for Penn Federal Savings Bank)
                                      Selected Consolidated Financial Information
                                    (dollars in thousands, except per share amounts)

                                                                  June 30,           March 31,          June 30,
                                                                    2004                2004              2003
                                                               ---------------     ---------------    --------------

Selected Financial Condition Data:
     Cash and cash equivalents                                      $  14,859           $  18,897          $ 83,046
     Investments, net                                                 424,980             425,103           344,239
     Mortgage-backed securities, net                                  100,079              99,487            93,632
     Loans held for sale                                                    0                   0            11,496
     Loans receivable:
          One- to four-family mortgage loans                          996,659             917,375           935,064
          Commercial and multi-family real estate loans               172,244             164,200           165,905
          Consumer loans                                              117,688             115,874           116,658
          Allowance for loan losses                                   (6,249)             (6,252)           (6,284)
          Other, net                                                    7,131               6,533             6,079
                                                               ---------------     ---------------    --------------
     Loans receivable, net                                          1,287,473           1,197,730         1,217,422

     FHLB stock                                                        23,773              24,273            25,223
     Other intangible assets                                            1,361               1,814             3,175
     Other assets                                                      49,761              49,109            34,219
                                                               ---------------     ---------------    --------------
     Total assets                                                  $1,902,286          $1,816,413        $1,812,452
                                                               ===============     ===============    ==============

     Deposits:
          Checking and money market                                 $ 169,609           $ 163,893         $ 172,898
          Savings                                                     418,678             406,830           355,118
          Certificates of deposit and accrued interest                599,813             558,814           566,650
                                                               ---------------     ---------------    --------------
     Total deposits                                                 1,188,100           1,129,537         1,094,666

     FHLB advances                                                    475,465             485,465           504,465
     Other borrowings                                                  59,346              27,046            26,644
     Junior subordinated debentures                                    42,037              42,026            30,005
     Other liabilities                                                 18,939              14,759            28,216
     Preferred securities of Trust, net                                     0                   0            11,621
     Stockholders' equity                                             118,399 (a)         117,580           116,835
                                                               ---------------     ---------------    --------------
     Total liabilities and stockholders' equity                    $1,902,286          $1,816,413        $1,812,452
                                                               ===============     ===============    ==============

     Book value per share                                           $   17.44           $   17.63 (b)      $  17.41 (b)
     Tangible book value per share                                  $   17.24           $   17.35 (b)      $  16.94 (b)

     Equity to assets                                                   6.22%               6.47%             6.45%
     Tangible equity to tangible assets                                 6.16%               6.38%             6.28%

Asset Quality Data:
     Non-performing loans                                           $   2,182           $   2,900          $  1,682
     Real estate owned, net                                                 0                  28                28
                                                               ---------------     ---------------    --------------
     Total non-performing assets                                    $   2,182           $   2,928          $  1,710
                                                               ===============     ===============    ==============

     Non-performing loans to total loans                                0.17%               0.24%             0.14%
     Non-performing assets to total assets                              0.11%               0.16%             0.09%
     Allowance for loan losses to non-performing loans                286.39%             215.59%           373.60%
     Allowance for loan losses to total gross loans                     0.48%               0.52%             0.51%

Regulatory Capital Ratios (of the Bank):
     Tangible capital ratio (requirement - 1.50%)                       8.61%               8.86%             8.73%
     Core capital ratio (requirement - 4.00%)                           8.61%               8.86%             8.73%
     Risk-based capital ratio (requirement - 8.00%)                    16.86%              17.48%            17.21%

(a)  Common shares outstanding as of June 30, 2004 totaled 6,788,030 shares.

(b) In accordance with SOP 93-6, the calculation of book value per share only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.


                                               PennFed Financial Services, Inc.
                                        (Holding Company for Penn Federal Savings Bank)
                                          Selected Consolidated Financial Information
                                       (dollars in thousands, except per share amounts)

                                                              For the three months ended               For the year ended
                                                                       June 30,                             June 30,
                                                             ------------------------------       ------------------------------
                                                                 2004             2003                2004             2003
                                                             -------------    -------------       -------------    -------------
Selected Operating Data:
   Interest and dividend income                                  $ 24,551         $ 24,433            $ 96,276        $ 106,371
   Interest expense                                                14,652           14,548              58,674           62,956
                                                             -------------    -------------       -------------    -------------
        Net interest and dividend income                            9,899            9,885              37,602           43,415
   Provision for loan losses                                            0                0                   0              525
                                                             -------------    -------------       -------------    -------------
   Net interest and dividend income
        after provision for loan losses                             9,899            9,885              37,602           42,890
   Non-interest income:
        Service charges                                             1,044            1,585               4,175            5,232
        Net gain (loss) from real estate operations                    57                0                  58                3
        Net gain on sales of loans                                      5              571                 759            1,863
        Other                                                         375              261               1,437              973
                                                             -------------    -------------       -------------    -------------
        Total non-interest income                                   1,481            2,417               6,429            8,071
   Non-interest expenses:
        Compensation & employee benefits                            3,752            3,302              14,593           13,454
        Net occupancy expense                                         477              384               1,894            1,692
        Equipment                                                     537              514               2,057            2,085
        Advertising                                                   154               56                 390              210
        Amortization of intangibles                                   454              459               1,816            1,866
        Federal deposit insurance premium                              42               45                 168              192
        Preferred securities expense                                    0            2,362                   0            5,638
        Other                                                       1,421            1,045               4,512            3,983
                                                             -------------    -------------       -------------    -------------
        Total non-interest expenses                                 6,837            8,167              25,430           29,120
                                                             -------------    -------------       -------------    -------------
   Income before income taxes                                       4,543            4,135              18,601           21,841
   Income tax expense                                               1,705            1,621               6,543            8,107
                                                             -------------    -------------       -------------    -------------
   Net income                                                    $  2,838         $  2,514            $ 12,058         $ 13,734
                                                             =============    =============       =============    =============

   Weighted avg. no. of diluted common shares (c)               7,102,972        7,290,877           7,224,585        7,485,781
   Diluted earnings per common share (c)                          $  0.40          $  0.34             $  1.67          $  1.83

   Return on average common equity                                  9.69%            8.54%              10.20%           11.53%

   Return on average assets                                         0.61%            0.56%               0.67%            0.75%

   Average earning assets                                      $1,782,562       $1,741,302          $1,738,814       $1,777,396

   Yield on average interest-earning assets                         5.51%            5.61%               5.54%            5.98%
   Cost of average interest-bearing liabilities                     3.41%            3.55%               3.52%            3.79%
                                                             -------------    -------------       -------------    -------------
   Net interest rate spread                                         2.10%            2.06%               2.02%            2.19%
                                                             =============    =============       =============    =============

   Net interest margin                                              2.23%            2.28%               2.16%            2.44%

   Non-interest exp. as a % of avg. assets                          1.48%            1.81%               1.41%            1.58%
   Efficiency ratio                                                56.37%           62.66%              53.70%           52.94%

   Loan originations and purchases:
        One- to four-family mortgage loans                      $ 143,758        $ 113,411           $ 462,833        $ 529,545
        Commercial and multi-family real estate loans              15,863           11,039              43,222           49,049
        Consumer loans                                             19,581           32,842              75,002           89,775
                                                             -------------    -------------       -------------    -------------
        Total loan originations and purchases                   $ 179,202        $ 157,292           $ 581,057        $ 668,369
                                                             =============    =============       =============    =============

(c) In accordance with SOP 93-6, the calculation of EPS only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.


                                                 PennFed Financial Services, Inc.
                                          (Holding Company for Penn Federal Savings Bank)
                                            Selected Consolidated Financial Information
                                         (dollars in thousands, except per share amounts)


                                   CALCULATION OF NET INCOME ADJUSTED FOR NON-RECURRING CHARGES
                                   ------------------------------------------------------------

                                                               For the three months ended                 For the year ended
                                                                        June 30,                               June 30,
                                                            ---------------------------------       --------------------------------
                                                                2004               2003                 2004              2003
                                                            --------------     --------------       --------------    --------------

   Reported net income                                         $    2,838         $    2,514           $   12,058        $   13,734

   Non-recurring charges:
        Accelerated amortization on PennFed
          Capital Trust I issuance costs                                0              1,514                    0             1,514
        Additional environmental accrual                              298                  0                  298                 0
        Tax effect                                                  (110)              (530)                (110)             (530)
                                                            --------------     --------------       --------------    --------------
        Non-recurring charges, net of taxes                           188                984                  188               984

                                                            --------------     --------------       --------------    --------------
   "Adjusted" net income                                       $    3,026         $    3,498           $   12,246        $   14,718
                                                            ==============     ==============       ==============    ==============

   Weighted avg. no. of diluted common shares (d)               7,102,972          7,290,877            7,224,585         7,485,781
   Diluted earnings per common share (d)                       $     0.43         $     0.48           $     1.70        $     1.97

   Return on average common equity                                 10.33%             11.89%               10.35%            12.36%

   Return on average assets                                         0.66%              0.78%                0.68%             0.80%

   Non-interest exp. as a % of avg. assets                          1.42%              1.47%                1.39%             1.50%
   Efficiency ratio                                                53.74%             50.35%               53.02%            50.00%


(d) In accordance with SOP 93-6, the calculation of EPS only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.


                                                 PennFed Financial Services, Inc.
                                          (Holding Company for Penn Federal Savings Bank)
                                            Selected Consolidated Financial Information
                                         (dollars in thousands, except per share amounts)

                                                                               For the three months ended
                                                       ---------------------------------------------------------------------------
                                                         Jun. 30,        Mar. 31,        Dec. 31,       Sep. 30,       Jun. 30,
                                                           2004            2004            2003           2003           2003
                                                       --------------  --------------  -------------  -------------  -------------
Selected Operating Data:
   Interest and dividend income                             $ 24,551        $ 24,326       $ 23,658       $ 23,741       $ 24,433
   Interest expense                                           14,652          14,598         14,620         14,804         14,548
                                                       --------------  --------------  -------------  -------------  -------------
     Net interest and dividend income                          9,899           9,728          9,038          8,937          9,885
   Provision for loan losses                                       0               0              0              0              0
                                                       --------------  --------------  -------------  -------------  -------------
   Net interest and dividend income
     after provision for loan losses                           9,899           9,728          9,038          8,937          9,885
   Non-interest income:
     Service charges                                           1,044             957            871          1,303          1,585
     Net gain from real estate operations                         57               0              1              0              0
     Net gain on sales of loans                                    5              57            363            334            571
     Other                                                       375             360            329            373            261
                                                       --------------  --------------  -------------  -------------  -------------
     Total non-interest income                                 1,481           1,374          1,564          2,010          2,417
   Non-interest expenses:
     Compensation & employee benefits                          3,752           3,901          3,616          3,324          3,302
     Net occupancy expense                                       477             514            480            423            384
     Equipment                                                   537             536            498            486            514
     Advertising                                                 154             102             78             56             56
     Amortization of intangibles                                 454             453            454            455            459
     Federal deposit insurance premium                            42              41             41             44             45
     Preferred securities expense                                  0               0              0              0          2,362
     Other                                                     1,421           1,090          1,090            911          1,045
                                                       --------------  --------------  -------------  -------------  -------------
     Total non-interest expenses                               6,837           6,637          6,257          5,699          8,167
                                                       --------------  --------------  -------------  -------------  -------------
   Income before income taxes                                  4,543           4,465          4,345          5,248          4,135
   Income tax expense                                          1,705           1,499          1,464          1,875          1,621
                                                       --------------  --------------  -------------  -------------  -------------
   Net income                                               $  2,838        $  2,966       $  2,881       $  3,373       $  2,514
                                                       ==============  ==============  =============  =============  =============

   Weighted avg. no. of diluted common shares (e)          7,102,972       7,192,948      7,243,944      7,233,777      7,290,877
   Diluted earnings per common share (e)                     $  0.40         $  0.41        $  0.40        $  0.47        $  0.34

   Return on average common equity                             9.69%           9.98%          9.65%         11.47%          8.54%

   Return on average assets                                    0.61%           0.66%          0.65%          0.76%          0.56%

   Average earning assets                                 $1,782,562      $1,741,017     $1,715,792     $1,715,887     $1,741,302

   Yield on average interest-earning assets                    5.51%           5.59%          5.50%          5.51%          5.61%
   Cost of average interest-bearing liabilities                3.41%           3.48%          3.50%          3.55%          3.55%
                                                       --------------  --------------  -------------  -------------  -------------
   Net interest rate spread                                    2.10%           2.11%          2.00%          1.96%          2.06%
                                                       ==============  ==============  =============  =============  =============

   Net interest margin                                         2.23%           2.24%          2.14%          2.11%          2.28%

   Non-interest exp. as a % of avg. assets                     1.48%           1.47%          1.40%          1.28%          1.81%
   Efficiency ratio                                           56.37%          55.70%         54.74%         47.90%         62.66%

   Loan originations and purchases:
     One- to four-family mortgage loans                    $ 143,758        $ 79,438       $ 61,304      $ 178,333      $ 113,411
     Commercial and multi-family real estate loans            15,863          10,143          8,144          9,072         11,039
     Consumer loans                                           19,581          17,248         15,441         22,732         32,842
                                                       --------------  --------------  -------------  -------------  -------------
     Total loan originations and purchases                 $ 179,202       $ 106,829       $ 84,889      $ 210,137      $ 157,292
                                                       ==============  ==============  =============  =============  =============

(e) In accordance with SOP 93-6, the calculation of EPS only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.


                                                   PennFed Financial Services, Inc.
                                            (Holding Company for Penn Federal Savings Bank)
                                              Selected Consolidated Financial Information
                                           (dollars in thousands, except per share amounts)


                                       CALCULATION OF NET INCOME ADJUSTED FOR NON-RECURRING CHARGES
                                       ------------------------------------------------------------

                                                                               For the three months ended
                                                   --------------------------------------------------------------------------------
                                                     Jun. 30,          Mar. 31,         Dec. 31,         Sep. 30,         Jun. 30,
                                                       2004              2004             2003             2003             2003
                                                   -----------       -----------      -----------      -----------      -----------

Reported net income                                $     2,838       $     2,966      $     2,881      $     3,373      $     2,514

Non-recurring charges:
     Accelerated amortization on PennFed
       Capital Trust I issuance costs                        0                 0                0                0            1,514
     Additional environmental accrual                      298                 0                0                0                0
     Tax effect                                           (110)                0                0                0             (530)
                                                   -----------       -----------      -----------      -----------      -----------
     Non-recurring charges, net of taxes                   188                 0                0                0              984

                                                   -----------       -----------      -----------      -----------      -----------
"Adjusted" net income                              $     3,026       $     2,966      $     2,881      $     3,373      $     3,498
                                                   ===========       ===========      ===========      ===========      ===========

Weighted avg. no. of diluted common shares (f)       7,102,972         7,192,948        7,243,944        7,233,777        7,290,877
Diluted earnings per common share (f)              $      0.43       $      0.41      $      0.40      $      0.47      $      0.48

Return on average common equity                          10.33%             9.98%            9.65%           11.47%           11.89%

Return on average assets                                  0.66%             0.66%            0.65%            0.76%            0.78%

Non-interest exp. as a % of avg. assets                   1.42%             1.47%            1.40%            1.28%            1.47%
Efficiency ratio                                         53.74%            55.70%           54.74%           47.90%           50.35%


(f) In accordance with SOP 93-6, the calculation of EPS only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.